SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 1997


                               IMNET SYSTEMS, INC.
               (Exact name of registrant as specified in charter)




         Delaware                       0-26306                 39-1730068
(State or other jurisdiction    (Commission File Number)     (IRS Employer
       of incorporation)                                    Identification No.)




          3015 Windward Plaza
         Windward Fairways II                                       30202
          Alpharetta, Georgia                                    (Zip Code)
(Address of principal executive offices)




        Registrant's telephone number including area code (770) 521-5600













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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On June 25, 1997, Registrant entered into an agreement with AdviSoft Consulting, S.A., a French societe anonyme ("AdviSoft") and its sole stockholder, Mr. Victor Marty ("Stockholder"), under which Registrant acquired all of the outstanding stock of AdviSoft.

         As consideration for the stock, Registrant has paid $7,085,000 (US), comprising $5,085,000 in cash and $2,000,000 in IMNET common stock (85,084 shares). AdviSoft's sole stockholder was Mr. Victor Marty, of Marly La Ville, France. AdviSoft is a French systems consulting and solutions provider distributing Registrant's software products in France, as well as providing consulting services related to system architecture, system design, performance analysis, and capacity planning. AdviSoft has served as a general distribution partner of the Registrant for several years.

         Registrant also acquired AdviSoft's other assets, its customer base, assumed its leasehold and certain other contractual obligations, and hired its employees.

         The consideration given to acquire the outstanding shares of AdviSoft was determined as a result of arm's-length negotiations between unrelated parties. The Registrant has made the cash payment due under the Agreement out of its available working capital. The description of the agreement contained herein is qualified in its entirety by reference to the Stock Purchase Agreement dated as of June 25, 1997 by and among Registrant, AdviSoft and Stockholder attached hereto as Exhibit 10.38 and incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements, if any, required by Item 7(a) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after July 10, 1997.

         (b)      Pro Forma Financial Information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information, if any, required by this Item 7(b) of Form 8-K. In accordance with Item 7(a)(4) of Form 8-K, such financial statements, if any, shall be filed by amendment to this Form 8-K no later than 60 days after July 10, 1997.

         (c)      Exhibits.

Exhibit
Number                                Description
------                                -----------
10.38 Stock Purchase Agreement dated as of June 25, 1997 among Registrant, AdviSoft and Stockholder.

----------

     * In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted. There is a list of schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.



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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   IMNET SYSTEMS, INC.



Date:  July 10, 1997                        By: /s/   Raymond L. Brown
                                               -------------------------------
                                                     Raymond L. Brown
                                                     Chief Financial Officer
                                                     (Principal Financial and
                                                       Accounting Officer)





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



                                  EXHIBIT INDEX



Exhibit
Number                                      Description
------                                      -----------
10.38 Stock Purchase Agreement dated as of June 25, 1997 among Registrant, AdviSoft and Stockholder.


----------

     * In accordance with Item 601(b)(2) of Regulation S-K, the schedules have been omitted. There is a list of schedules at the end of the Exhibit, briefly describing them. The Registrant will furnish supplementally a copy of any omitted schedule to the Commission upon request.



451903.1